TIFF INVESTMENT PROGRAM (“TIP”)

Supplement Dated October 31, 2023
to the Prospectus Dated April 28, 2023, as Supplemented April 28, 2023,
the TIP Statement of Additional Information Dated April 28, 2023, and

the TIFF Multi-Asset Fund Summary Prospectus Dated April 28, 2023

This supplement provides new and additional information to the TIP prospectus dated April 28, 2023, as supplemented April 28, 2023 (the “Prospectus”), the TIP Statement of Additional Information dated April 28, 2023 (the “SAI”), and the TIFF Multi-Asset Fund summary prospectus dated April 28, 2023 (together with the Prospectus, the “Prospectuses”).

Effective on September 29, 2023, TIFF Advisory Services, Inc. (“TAS”), the investment adviser to TIFF Multi-Asset Fund (the “Fund”), converted from a Delaware non-stock corporation to an employee-owned public benefit limited liability company, organized under Delaware law (the “Reorganization”). All references in the Prospectuses and the SAI to “TIFF Advisory Services, Inc.” are hereby replaced with “TIFF Advisory Services, LLC” (the new name of TAS after the Reorganization).

As part of TAS’ ongoing commitment to the non-profit sector, TAS will voluntarily waive 10% of its management fees for the Fund commencing on November 1, 2023, and continuing through December 31, 2024. While TAS’ current intention is to continue to waive a portion of its management fees for the Fund after December 31, 2024, the amount and timing of any such ongoing fee waivers has not yet been determined and such fee waivers, if provided, may not be material.

Please keep this supplement for future reference.